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                                                                    EXHIBIT 21.1

                                 SUBSIDIARIES OF
                             PROLOGIS TRUST ET. AL.

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                                                                             JURISDICTION OF
NAME OF ENTITY                                                                ORGANIZATION
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
SUBSIDIARIES ENGAGED IN INDUSTRIAL DISTRIBUTION FACILITIES OPERATIONS
         AND DEVELOPMENT:

ProLogis Development Services Incorporated                                      Delaware

ProLogis Limited Partnership--I                                                 Delaware

ProLogis Limited Partnership--II                                                Delaware

ProLogis Limited Partnership--III                                               Delaware

ProLogis Limited Partnership--IV                                                Delaware

ProLogis-IV, Inc.                                                               Delaware

ProLogis--Alabama (1) Incorporated                                              Maryland

ProLogis--Alabama (2) Incorporated                                              Maryland

ProLogis Alabama Trust                                                          Alabama

ProLogis--North Carolina (1) Incorporated                                       Maryland

ProLogis--North Carolina (2) Incorporated                                       Maryland

ProLogis--North Carolina Limited Partnership                                    Delaware

ProLogis Houston Holdings Inc.                                                  Delaware

ProLogis-Kansas City (1) Incorporated                                           Delaware

Meridian Realty Partners, L.P.                                                  Delaware

MDN/JSC-II Limited Partnership                                                  California

Meridian-Penn Inc.                                                              California

International Industrial Investments Incorporated                               Maryland

PLD International Incorporated                                                  Delaware
         and four subsidiaries in foreign countries
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
ProLogis-France Developments Incorporated                                       Delaware
         and thirty-four subsidiaries in foreign countries

ProLogis Developments Holdings Sarl                                             Luxembourg
         and one hundred subsidiaries in foreign countries

ProLogis Japan Incorporated                                                     Delaware

ProLogis Mexico Trust                                                           Maryland

ProLogis-DS Mexico Incorporated                                                 Maryland

ProLogis Mexico Holding LLC and one subsidiary                                  Delaware

ProLogis Mexico Holding II LLC and one subsidiary                               Delaware

PLDS de Mexico S.A. de C.V.                                                     Mexico

Kingspark Holding S.A. and seventy-six subsidiaries in foreign countries        Luxembourg

Kingspark LLC                                                                   Delaware

ProLogis California I LLC (50% ownership interest)                              Delaware

MIT-JPM Limited Partnership (11% ownership interest)                            California

ProLogis European Properties Fund (35.4% ownership interest)                    Luxembourg

ProLogis North American Properties Fund I LLC and two subsidiaries              Delaware
(41.3% ownership interest)

ProLogis First GP LLC and one subsidiary (20% ownership interest)               Delaware

ProLogis Second GP LLC and one subsidiary (20% ownership interest)              Delaware

ProLogis Third GP LLC and one subsidiary (20% ownership interest)               Delaware


SUBSIDIARIES ENGAGED IN PROVIDING MANAGEMENT SERVICES:

ProLogis Management Services Incorporated                                       Delaware

ProLogis BV and seven subsidiaries in foreign countries                         Luxembourg

ProLogis Management Incorporated                                                Delaware

ProLogis de Mexico S.A. de C.V.                                                 Mexico

ProLogis Japan Management Incorporated                                          Delaware
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
SUBSIDIARIES ENGAGED IN PROVIDING MATERIAL HANDLING EQUIPMENT SERVICES:

ProLogis Equipment LLC and one subsidiary (50% ownership interest)              Delaware
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